EXHIBIT 10.4

                              FIRST COMMERCE CORPORATION

                                 AMENDED AND RESTATED
                              1992 STOCK INCENTIVE PLAN


               Section 1. Purpose. The purpose of the First Commerce Corporation 1992 Stock Incentive Plan (the "Plan") is to increase shareholder value and to advance the interests of First Commerce Corporation ("FCC") and its subsidiaries (collectively, the "Company") by granting stock options, stock appreciation rights, stock awards, restricted stock and performance share awards (the "Incentives") to key officers of the Company in order to attract, retain and motivate these officers.

               Section 2.  Administration.

                    Section 2.1 Composition. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of FCC. The Committee shall consist of not fewer than two members of the Board of Directors, all of whom shall (a) to the extent required, qualify to administer the Plan under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") as currently in effect or any successor rule, and (b) beginning on the date of the Company's 1995 annual meeting of shareholders, qualify as "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

                    Section 2.2 Authority. The Committee shall have plenary authority to award Incentives under the Plan, to set the terms of such Incentives, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided elsewhere herein.

               Section 3. Eligible Participants. Employees of the Company holding the position of assistant vice-president or above (including directors who also hold positions of assistant vice-president or above) who, in the opinion of the Committee have significant responsibility for the continued growth, development and financial success of the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories as the Committee deems appropriate. With respect to participants not subject to Section 16 of the Exchange Act and not covered employees under Section 162(m) of the Code, the Committee may delegate to the Chief Executive Officer of FCC its authority to designate participants, to determine the size and type of Incentive to be received by those participants and to determine or modify performance objectives for those participants, subject to ratification by the Committee.

               Section 4. Types of Incentives. Incentives may be granted under the Plan in any of the following forms, either individually or in combination, (a) incentive stock options and non-qualified stock options; (b) stock appreciation rights ("SARs"); (c) stock awards; (d) restricted stock and (e) performance shares.

               Section 5.   Shares Subject to the Plan.

                    Section 5.1 Number of Shares. Subject to adjustment as provided in Section 11.5, the total number of shares of FCC common stock, $5.00 par value per share (the "Common Stock"), with respect to which Incentives may be granted under the Plan shall not exceed ten percent of the total number of outstanding shares of Common Stock during the effectiveness of the Plan. In addition, Incentives that may be paid in shares of Common Stock granted in any one year shall not exceed one percent of the total number of shares outstanding and the aggregate of Incentives that may be paid in shares of Common Stock and Incentives that must be paid in cash granted in one year shall not exceed five percent of the total number of shares outstanding. Incentives with respect to no more than 100,000 shares of Common Stock may be granted through the Plan to a single participant in one calendar year. If and to the extent that an Incentive is paid in cash rather than shares of Common Stock, the total number of shares available for issuance during the effectiveness of the Plan hereunder shall be credited with the appropriate number of shares represented by the cash payment of the Incentive, as determined in the sole discretion of the Committee.

                    Section 5.2 Cancellation. If a stock option or stock appreciation right granted hereunder expires or is terminated or cancelled as to any shares of Common Stock, such shares may again be issued under the Plan. If shares of Common Stock are issued as restricted stock or as stock awards and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, if such issuance does not result in a violation of Rule 16-3 under the Act or any successor rule. The Committee may also determine to cancel, and agree to the cancellation of, stock options and stock appreciation rights in order to grant new stock options or stock appreciation rights to the same participant at a lower price than the options or stock appreciation rights to be cancelled.

                    Section 5.3 Type of Common Stock. Common Stock issued under the Plan in connection with Incentives may be authorized and unissued shares or issued shares held as treasury shares.

                    Section 5.4 Reinvestment of Dividends. Shares of Common Stock that are delivered to a participant in the Plan as a result of the reinvestment of dividends in conjunction with restricted stock shall be applied against the maximum number of shares provided in Section 5.1.

               Section 6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under the Plan shall be subject to the following terms and conditions:

                    Section 6.1 Price. The option price per share shall be equal to the Fair Market Value (as defined in Section 11.11) of a share of Common Stock on the date of grant, subject to adjustment under Section 11.5.

                    Section 6.2 Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.5.

                    Section 6.3 Duration and Time for Exercise. The term of each option shall be determined by the Committee. Each option shall become exercisable at such time or times during its term as shall be determined by the Committee and as provided in Section 11.10; provided, however, that, except as provided in Section 11.10, no stock option shall be exercisable within the six month period immediately following the date of grant and, unless otherwise provided in the stock option agreement, all stock options shall expire (a) 12 months from the date of termination of employment as the result of death or disability, (b) six months and one day after termination of employment as a result of retirement and (c) immediately if employment terminates for any other reason, including resignation and termination for cause. The Committee may in its discretion extend the term of options which would otherwise expire as a result of resignation or termination for cause. The Committee may also impose such terms and conditions to the exercise of each option as it deems advisable and may accelerate the exercisability of any outstanding option at any time in its sole discretion.

                    Section 6.4 Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share by which: (a) the Fair Market Value of the Common Stock subject to the option on the date of purchase exceeds (b) the option price.

                    Section 6.5 Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) by cash, uncertified or certified check or bank draft, (b) by delivery of shares of Common Stock held by the optionee for at least six months in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised, (c) by delivering a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company (with a copy to the Company) to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price or (d) in such other manner as may be authorized from time to time by the Committee. Shares of Common Stock delivered in payment of the exercise price that were acquired upon the exercise of a stock option are deemed to have been held from the date of grant of the stock option. In the case of delivery of an uncertified check or bank draft upon exercise of a stock option, no shares shall be issued until the check or draft has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

                    Section 6.6   Incentive Stock Options.  Notwithstanding
               anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"):

                         (a) Any incentive stock option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options;

                         (b) All incentive stock options must be granted within ten years from the date on which this Plan was adopted by the Board of Directors;

                         (c) Unless sooner exercised, all incentive stock options shall expire no later than ten years after the date of grant;

                         (d) No incentive stock option shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation; and

                         (e) The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of the Company) shall not exceed $100,000. To the extent that such limitation is exceeded, such options shall not be treated, for federal income tax purposes, as incentive stock options.

                    Section 6.7 Non-Transferability of Options. Options granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code, and options may be exercised during the lifetime of a participant only by the participant or by the participant's guardian or legal representative. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an option, or levy of attachment or similar process upon the option not specifically permitted herein shall be null and void and without effect.

               Section 7.   Restricted Stock

                    Section 7.1 Grant of Restricted Stock. The Committee may award shares of restricted stock to such key employees as the Committee determines to be eligible pursuant to the terms of Section 3. An award of restricted stock may be subject to the attainment of specified performance goals or targets, restrictions on transfer, forfeitability provisions and on such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as performance based compensation under Section 162(m) of the Code, it must meet the additional requirements imposed thereby.

                    Section  7.2  Award  and Delivery of Restricted  Stock.
               At the time an award of restricted stock is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such an award. Each award of restricted stock may have a different Restricted Period. The Committee may, in its sole discretion, prescribe conditions for the lapse of restrictions upon death, disability, retirement or other termination of employment or for the lapse or termination of restrictions upon the satisfaction of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the shares of restricted stock. In addition, any participant subject to Section 16 of the Exchange Act shall be prohibited from selling shares of restricted stock for a period of six months from the grant thereof. The Committee shall have the power to accelerate the expiration of the Restricted Period with respect to all or any part of the shares awarded to a participant and the expiration of the Restricted Period shall automatically occur under the conditions described in Section 11.10 hereof.

                    Section 7.3 Escrow. In order to enforce the restrictions imposed by the Committee pursuant to this
               Section 7, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

                    The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the First Commerce Corporation 1992 Stock Incentive Plan
                    (the "Plan"), and an agreement entered into between the registered owner and First Commerce Corporation. Copies of the Plan and the agreement are on file at the principal office of the Company.

                    Section 7.4 Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, determine.

                    Section 7.5  Forfeiture.   Upon  the  forfeiture of any
               restricted stock (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends in accordance with such rules as the Committee may establish pursuant to Section 7.4), such forfeited shares shall be surrendered. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions with respect to any additional shares received pursuant to Section 11.5 due to a recapitalization, merger or other change in capitalization.
                    Section 7.6  Expiration of Restricted Period.  Upon the
               expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in Section
               7.2 and in the restricted stock agreement, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the participant or the participant's estate, as the case may be.

                    Section 7.7 Rights as a Stockholder. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed by the Committee, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Unless otherwise restricted by the Committee, dividends paid in cash or property, other than Common Stock with respect to shares of restricted stock, shall be paid to the participant currently.

               Section 8. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section
          8.4. A SAR may be granted (a) with respect to any stock option granted under the Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under the Plan shall be subject to the following terms and conditions:

                    Section 8.1 Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.5. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

                    Section 8.2 Duration. The term of each SAR shall be determined by the Committee. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable.  No  SAR  granted  to  an  officer  subject  to
               Section 16 of the Exchange Act may be exercised during the first six months of its term. Notwithstanding the foregoing, the Committee may in its discretion accelerate the exercisability of any SAR.

                    Section 8.3 Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise. The date that the Company receives such written notice shall be referred to herein as the "Exercise Date." The Company shall, within 30 days of an Exercise Date, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to
               Section 8.4.

                    Section 8.4 Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock, the number of shares of Common Stock that shall be issuable upon the exercise of an SAR shall be determined by dividing:

                         (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the Exercise Date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or
                    (2) in the case of a SAR granted alone, without reference to a related stock option, an amount equal to the Fair Market Value of a share of Common Stock on the date of grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.5); by

                         (b) the Fair Market Value of a share of Common Stock on the Exercise Date.

                    In  lieu  of issuing shares of Common  Stock  upon  the
               exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the Exercise Date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the Exercise Date or to purchase the portion necessary to make a whole share at its Fair Market Value on the Exercise Date.

               Section 9.Stock Awards. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services previously provided to the Company. The number of shares to be transferred by the Company to a participant pursuant to a stock award shall be determined by the Committee. To the extent a stock award is intended to qualify as performance based compensation under Section 162(m) it must meet the additional requirements imposed thereby.

               Section 10.Performance Shares. A performance share consists of an award that may be paid in shares of Common Stock or in cash, as described below. The award of performance shares shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

                    Section 10.1 Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its subsidiaries or departments to be achieved by the end of a specified period. The number of performance shares awarded shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid (a) a number of shares of Common Stock equal to the number of performance shares initially granted to that participant;
               (b) a cash payment equal to the Fair Market Value of such number of shares of Common Stock on the date the performance objectives are met or such other date as may be provided by the Committee or (c) a combination of shares of Common Stock and cash, as may be provided by the Committee. If such objectives are not met, each award of performance shares may provide for lesser payments in accordance with the established formula. To the extent a performance share is intended to qualify as performance based compensation under
               Section 162(m) of the Code, it must meet the additional requirements imposed thereby.

                    Section 10.2 Not a Shareholder. The award of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award.

                    Section 10.3 Dividend Equivalent Payments. A performance share award may be granted by the Committee in conjunction with dividend equivalent payment rights or other such rights. If so granted, an adjustment shall be made in performance shares awarded on account of cash dividends that may be paid or other rights that may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

                    Section 10.4 Non-transferability of Performance Shares. No performance share may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution) and the Company shall not be required to recognize any attempted assignment of such performance share by any participant.

          Section 11.   General.

                    Section 11.1   Duration.   The  Plan  shall  remain  in
               effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of restricted stock in connection with their issuance under the Plan have lapsed.

                    Section 11.2 Effect of Termination of Employment or Death. If a participant ceases to be an employee of the Company for any reason, including death, any Incentives may be exercised or shall expire as provided herein or as may be determined by the Committee in the Incentive Agreement.

                    Section 11.3 Legal and Other Requirements. The obligation of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company.
                    Section 11.4 Non-transferability of Common Stock. Any shares of Common Stock awarded to a participant subject to Section 16 of the Exchange Act through a stock award, as restricted stock or in payment of a performance share award must be held for a period of six months from the date of grant, unless otherwise permitted to be transferred and still be in compliance with Rule 16b-3 under the Exchange Act.

                    Section 11.5 Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievement of performance share objectives, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

                    Section 11.6 Incentive Agreements. The terms of each Incentive shall be stated in an agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as incentive stock options or as non-qualified stock options with respect to all or part of such options and any other previously issued options. Notwithstanding anything to the contrary contained in the Plan, the Company is under no obligation to grant an Incentive to a participant or continue an Incentive in force unless the participant executes all appropriate agreements with respect to such Incentives in such form as the Committee may determine from time to time.

                    Section 11.7 Withholding. At any time that a participant is required to pay to the Company an amount required to be withheld under the applicable income tax laws in connection with the issuance of shares of Common Stock under the Plan or upon the lapse of restrictions on shares of restricted stock, the participant may, subject to the Committee's right of disapproval, satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the "Tax Date").

                    Each Election must  be made prior to the Tax Date.  The
               Committee may disapprove of any Election or may suspend or terminate the right to make Elections. If a participant makes an election under Section 83(b) of the Internal Revenue Code with respect to shares of restricted stock, an Election is not permitted to be made.
                    If a  participant  is  an officer of the Company within
               the meaning of Section 16 of the Exchange Act, then the exemption provided by Rule 16b-3(e) under the Exchange Act for the stock withholding transaction will only be available if the Election meets the following additional provisions:

                         (a) No Election shall be effective for a Tax Date that occurs within six months of the grant of the option or restricted stock.

                         (b) The Election must be made either (i) six months prior to the Tax Date or (ii) during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings and ending on the twelfth business day following such date (a "window period"). If the Election is made under (b)(ii) hereof and relates to the exercise of an option, the exercise must also occur during a window period.

                         (c) The Election is irrevocable except upon six months' advance written notice to the Company.

                    A  participant  may  also satisfy his or her total  tax
               liability related to the Incentive by delivering shares of Common Stock that have been owned by the participant for at least six months. Satisfaction of the tax obligation through the use of previously owned shares does not require compliance with the procedures described above applicable to an Election to have shares withheld from the shares otherwise issuable under the Incentive. The value of the shares delivered shall be based on the Fair Market Value of the Common Stock on the Tax Date.

                    Section 11.8 No Continued Employment. No participant in the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

                    Section 11.9 Amendment of the Plan. The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment or discontinuance shall change or impair, without the consent of the recipient, an Incentive previously granted and; further provided that if any such amendment requires shareholder approval to meet the requirements of Rule 16b-3 under the Exchange Act or any successor rule such amendment shall be subject to the approval of the shareholders of FCC.

                    Section 11.10 Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive Agreement to the contrary, except a provision in an Incentive Agreement that provides that an Incentive will in no case be earned unless the prescribed performance goals are met and no acceleration of vesting will occur under the terms of this provision, (a) the restrictions on all shares of restricted stock awarded shall lapse immediately and (b) all outstanding options and SARs shall become exercisable immediately and (c) all performance goals established with respect to any Incentives will be deemed to be met and payment made immediately, if any of the following events occur, unless otherwise determined by the Board of Directors and a majority of the Continuing Directors (as defined below):

                         (a) any person or group of persons, other than any employee benefit plan of the Company, or related trust, initially becomes the beneficial owner of securities representing 40% or more of the total voting power of FCC;

                         (b) a majority of the members of the Board of Directors of FCC is replaced within any period of less than two years by directors not nominated and approved by the Board of Directors; or

                         (c) the stockholders of FCC approve a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and other voting securities of FCC immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of FCC or the sale or other disposition of all or substantially all of the assets of FCC;

                    provided that, if a participant directs the Committee in writing prior to the occurrence of any such event (an "Acceleration Notice") then the restrictions on that participant's shares shall lapse and the stock options held by that participant shall become exercisable only to the extent specified in the Acceleration Notice.

                    For  the  purposes  of  this Section 11.10,  beneficial
               ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission under the Exchange Act. Beneficial ownership of securities representing more than 30% of the total voting power may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and non-exercisability periods are eliminated by reason of provision (a), the limitations of this Plan shall not become applicable again should the person or group cease to own securities representing 30% or more of the voting power of FCC.

                    For   purposes   of  this  Section  11.10,  "Continuing
               Directors" are directors (i) who were in office prior to the time any of provisions (a), (b) or (c) occurred or any person publicly announced an intention to acquire securities representing 20% or more of the voting power of FCC, (ii) directors in office for a period of more than two years, and
               (iii) directors nominated  and  approved  by  the Continuing
               Directors.

                    Section 11.11   Definition of Fair Market Value.  "Fair
               Market  Value"  of  the  Common  Stock on any date shall  be deemed to be the final closing sale price per share of Common Stock on the trading day immediately prior to such date. If the Common Stock is listed upon an established stock exchange or exchanges or any automated quotation system that provides sale quotations, such fair market value shall be deemed to be the closing price of the Common Stock on such exchange or quotation system, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of such stock. If the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, such fair market value shall be the mean between the quoted bid and asked price on the day the option is granted, and if bid and asked quotations are not available on such day, on the latest preceding day. If the Common Stock is not actively traded, or quoted, such fair market value shall be established by the Committee based upon a good faith effort to value the Common Stock.

                    Section 11.12 Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive Agreement. Payment may be deferred at the option of the participant if provided in the Incentive Agreement.

                    Section 11.13  Loans.  In order to assist a participant
               to acquire shares of Common Stock pursuant to an Incentive granted under the Plan and to assist a participant to satisfy his tax liabilities arising in connection with such Incentive, the Committee may authorize, at either the time of the grant of the Incentive, at the time of the acquisition of Common Stock pursuant to the Incentive, or at the time of the lapse of restrictions on shares of restricted stock granted under the Plan, the extension of a loan to the participant by the Company. The terms of any loans, including the interest rate, collateral and terms of repayment, will be subject to the discretion of the Committee. The maximum credit available hereunder shall be the purchase price, if any, of the Common Stock acquired pursuant to the Incentive, plus the maximum tax liability that may be incurred in connection with the acquisition.


          Approved by shareholders on April 18, 1994.